Fees Summary	Sep. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 175,518,639.00
Previously Paid Amount	26,808.95
Total Fee Amount	26,871.90
Total Offset Amount	0.00
Net Fee	$ 62.95